SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549





                                     FORM 8-K
                                  CURRENT REPORT





                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  January 9, 1997





                              McDONALD'S CORPORATION
              (Exact name of Registrant as specified in its Charter)



           Delaware                  1-5231            36-2361282
  (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                      Identification No.)



                               One McDonald's Plaza
                            Oak Brook, Illinois 60521
                                  (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)

  Item 5.   Other Events

  On January 14, 1997, McDonald's Corporation issued $150,000,000 7 1/2% Subordinated Deferrable Interest Debentures due 2037.

  (c)  Exhibits

       1 Underwriting Agreement dated January 9, 1997, by and among McDonald's Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J. P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated, Salomon Brothers Inc, and Smith Barney Inc.

       3(i) Corrected Restated Certificate of Incorporation of McDonald's Corporation effective as of December 13, 1996

       3(ii)  By-Laws of McDonald's Corporation effective as of January 21,
              1997

       4(a) Supplemental Indenture No. 2, dated as of January 14, 1997, supplemental to the Subordinated Debt Securities Indenture dated as of October 18, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

       4(b)   Specimen Debenture

       8      Tax Opinion

       23 Consent of Paul J. Schaffhausen, Federal Tax Counsel of McDonald's Corporation, is included in Exhibit 8



                                    SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /s/ G. Lowell Dixon
                                     -------------------------
                                     G. Lowell Dixon
                                     Vice President, Assistant General Counsel
                                     and Assistant Secretary

                                  Exhibit Index


  Exhibit
  No.       Description of Exhibit
  --------  ----------------------

  1 Underwriting Agreement dated January 9, 1997, by and among McDonald's Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated, Salomon Brothers Inc, and Smith Barney Inc.

  3(i) Corrected Restated Certificate of Incorporation of McDonald's Corporation effective as of December 13, 1996

  3(ii)     By-Laws of McDonald's Corporation effective as of January 21, 1997

  4(a) Supplemental Indenture No. 2, dated as of January 14, 1997, supplemental to the Subordinated Debt Securities Indenture dated as of October 18, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

  4(b)      Specimen Debenture

  8         Tax Opinion

  23 Consent of Paul J. Schaffhausen, Federal Tax Counsel of McDonald's Corporation, is included in Exhibit 8